----------------------

                               SEMIANNUAL REPORT
                             ----------------------

                                      GNMA
                             ----------------------

                      FOR YIELD, PRICE, LAST TRANSACTION,
                         AND CURRENT BALANCE, 24 HOURS,
                              7 DAYS A WEEK, CALL:
                            1-800-638-2587 toll free
                            625-7676 Baltimore area
                             ----------------------


                       FOR ASSISTANCE WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area
                             ----------------------

                                 T. ROWE PRICE
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                            ----------------------

     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price
                           U.S. Treasury Funds.

-------------------------------------------------------------------------------
Fellow Shareholders
-------------------------------------------------------------------------------

     Bond funds, including the GNMA Fund, performed well during the six months ended November 30, despite a brief rise in interest rates in August. The 30-year Treasury bond yield fell from 6.81% at the end of May to 6.19% at the end of November, the low for the six-month period. The yield peaked at 6.96% in mid-August. Short-term rates also declined, but not to the same extent.

     The Federal Reserve lowered the key fed funds rate a quarter-point in July to 5.75%, following a series of seven tightening moves that ended last February. The long Treasury bond yield was only about four-tenths of one percentage point higher than the fed funds rate at the end of November, an indication that the market anticipated the further Fed easing to 5.5% that took place after the close of our reporting period.

MARKET  ENVIRONMENT

     The economic expansion is now more than four and a half years old with few if any signs of recession on the horizon. During the past six months, consumer spending was firm and the civilian unemployment rate remained in a healthy zone, centered around 5.5%. The inventory correction last spring took the steam out of inflationary pressures that appeared to be developing early in the year, and we expect consumer inflation to be just below 3% at year-end, roughly where it was during the past two years.

     The Fed's easing in July was based on optimism that progress is being made on reducing the federal budget deficit over the next seven years or so. Even though the debate in Washington has been rancorous, a consensus seems to be emerging that the deficit must be reduced and that entitlement programs cannot be allowed to expand without ongoing Congressional oversight.

     Tighter fiscal policy would give the Fed room to lower interest rates further to encourage more private spending, which will be needed to keep the economy at full employment. This view triggered the bond market rally of the past six months, despite the economy's strength in the third quarter. The accompanying chart shows that the 10-year Treasury yield fell further than the current coupon GNMA yield between August and November.

[Edgar description: insert Yield Comparison chart showing current coupon GNMA and 10-year Treasury note yields from 5/31/95 through 11/30/95]

     Falling interest rates prompted fears of prepayment increases on mortgage-backed bonds, since homeowners can either refinance existing mortgages or trade up to better homes with the lower rates. As 30-year fixed rate mortgages fell back toward 7.25%, there was indeed a pickup in prepayments and also in the level of mortgage applications, providing some indication of future activity.

     However, prepayments were nowhere near the magnitude of two years earlier, when mortgage rates were the lowest in 20 years. Many homeowners seized the opportunity to refinance at that time, so the latest round of rate decreases does not automatically signal a return of 1993's prepayment levels.

     Despite signs of more subdued prepayment activity, mortgage-backed bonds underperformed both corporate and Treasury issues because of the prepayment threat. Even seasoned mortgage pools, where prepayments are normally lower than in newer pools of two to five years' duration, did not appreciate in price with falling interest rates.

     We believe that mortgage bonds will once again attract investor interest if rates stabilize or trend somewhat lower and visible progress is made on a bipartisan plan to reduce the federal budget deficit. Until such time, however, the prepayment issue will continue to cast a pall over the mortgage market.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
================================================================================

     Notwithstanding the negative impact of prepayment fears, your fund's returns were impressive for both the 6 and 12 months ended November 30. As you can see in the table below, fund performance surpassed the averages for our peer group in both periods.

--------------------------------------------------------------------------------
      Performance Comparison
================================================================================
                                   Periods Ended 11/30/95
                                    6 Months    12 Months
                                    ---------------------
GNMAFund                             5.14%         17.48%

Lipper GNMA Fund Average             4.73          15.83

================================================================================

     Price appreciation accounted for about one-third and dividend income the balance of the return during the last six months. Our low turnover policy regarding core GNMA holdings tended to stabilize income, although new purchases of lower-coupon mortgage pools led to a general decline in the fund's dividend income.

STRATEGY

     With prepayment fears growing, our emphasis was on lower-coupon mortgages and long-term Treasury bonds. Both types of securities helped the fund benefit from price appreciation with declining interest rates.

     While our focus continued to be on preservation of principal and high income, the fall in rates dictated a strategy that kept opportunities for appreciation in mind as well. Treasury bonds, which are unaffected by prepayments, appreciate directly with a decline in interest rates. Lower-coupon mortgages, with their slow principal payments, also appreciate more than mortgages with high coupons when interest rates fall.


     This environment led us to concentrate new purchases in lower-coupon mortgages, mainly 6.5%, 7%, and 7.5% pools, because of their sensitivity to interest rate swings. Simultaneously, we held onto many older, higher-coupon mortgages to stabilize the dividend return. Our new purchases were made in the forward market in anticipation of coupon and principal payments in coming months, which accounts for the 97% GNMA position in the portfolio. If the income level is not sufficient for us to take delivery, the forward contracts can be rolled ahead without affecting income, since lower prices make up for any lost coupon income.

OUTLOOK

     Whether  continued  optimism about a federal budget  agreement is justified will become more evident as we move into 1996. If Congress and the administration agree on a plan to reduce the deficit over seven years, the recent rate declines are more than justified .

     However, progress in this area may prove as ephemeral as it was after previous budget negotiations. We are reasonably optimistic that rates will edge lower next year, unless Washington reverts to business as usual.

     A relatively stable interest rate environment should be favorable for mortgage securities. Fears of a new prepayment surge are exaggerated, in our opinion, and we expect that the higher yield advantages of GNMA securities over Treasuries will continue to make them popular choices for fixed income investors.

                     Respectfully submitted,

                      [signature]

                     Peter Van Dyke
                     President

December 15, 1995

--------------------------------------------------------------------------------
                              Portfolio Highlights
                   T. Rowe Price GNMA Fund / November 30, 1995
--------------------------------------------------------------------------------

Key Statistics
================================================================================

                                           Periods Ended
Dividend Yield*                           November 30,1995
-----------------------------------------------------------
6 Months                                      7.22%
12 Months                                     7.52
Dividend Per Share

---------------------------
6 Months                                     $0.34
12 Months                                     0.68
Change in Price Per Share
---------------------------

6 Months (From $9.51 to $9.65)               $0.14
12 Months (From $8.83 to $9.65)               0.82

================================================================================

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Note: Reflecting mortgage prepayments, 9.07% of the fund's income distribution for January through April 1995 was classified as a "return of capital" and is reported on Form 1099-DIV, which we send to you in January 1996. This percentage of the dividend is not subject to federal income tax and should be subtracted from the cost basis of your investment.

--------------------------------------------------------------------------------
================================================================================


Quality Diversification
================================================================================

                                    Percent of Net Assets
TRPA Quality Rating*                 5/31/95   11/30/95
-------------------------------------------------------------
             1                         100%      100%
             2                           --         --
             3                           --         --
             4                           --         --
Weighted Average                         1.0        1.0


* On a scale of 1 to 10, with Grade 1 representing highest quality.
================================================================================
--------------------------------------------------------------------------------

Maturity Diversification*
================================================================================
                                     Percent of Net Assets
Range                                 5/31/95   11/30/95
--------------------------------------------------------------
Short-Term
    (0 to 1 Year)                        -14%      -10%
Short Intermediate-

    Term (1+ to 5 Years)                  7          17
Long Intermediate-
    Term (5+ to 10 Years)                 66         78
Long-Term
    (Over 10 Years)                       41         15

Weighted Average Maturity                  8.9 yrs.        9.4 yrs.

Weighted Average
    Effective Duration                     4.9 yrs.        4.8 yrs.
================================================================================
* Based on prepayment-adjusted life of GNMA securities.

================================================================================
--------------------------------------------------------------------------------

Average Annual Compound Total Return
================================================================================


Periods Ended November 30, 1995

            1 Year         5 Years         10 Years
           -------         -------         -------
            17.48%          8.55%           8.37%

Note: For the periods ended 9/30/95, the fund's returns were 14.43% for one year, 8.83% for five years, and 8.33% since inception (11/26/85). Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
--------------------------------------------------------------------------------

Sector Diversification
                                     Percent of Net Assets
                                       5/31/95    11/30/95
--------------------------------------------------------------
GNMASecurities                           111%        97%

U.S. Treasury Securities                  4         12

Other Government
  Agency Securities                       1          1

Other Assets Less Liabilities             -16        -10

Total                                     100        100

--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
                             Statement of Net Assets
             T. Rowe Price GNMA Fund / November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
                             (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
                                                               Amount    Value
                                                              --------  -------
--------------------------------------------------------------------------------
U.S. Government Guaranteed Obligations -- 97.9%
--------------------------------------------------------------------------------

Federal Housing Authority, 9.95%, 10/1/32 ................  $   4,979  $  5,202
Government National Mortgage Assn., I, 6.50%,
          6/15/23 - 6/15/24 ..............................     46,899    46,072
     7.00%, 4/15/17 - 9/15/25 ............................    120,350   120,917
     7.50%, 3/15/07 - 9/15/24 ............................     94,161    96,859
     8.00%, 11/15/12 - 7/15/25 ...........................    113,862   119,264
     8.50%, 12/15/04 - 1/15/27 ...........................     56,212    59,145
     9.00%, 4/15/16 - 9/15/24 ............................     76,742    81,904
     9.50%, 6/15/09 - 5/15/25 ............................     39,461    42,339
     10.00%, 10/15/15 - 7/15/24 ..........................     12,237    13,428
     10.50%, 1/15/13 - 11/15/21 ..........................      6,515     7,227
     11.00%, 2/15/10 - 6/15/19 ...........................      1,402     1,578
     11.50%, 4/15/10 - 7/15/20 ...........................      5,930     6,760
     12.00%, 5/15/11 - 10/15/15 ..........................      7,959     9,210
     12.50%, 4/15/10 - 7/15/15 ...........................      2,955     3,467
     13.00%, 1/15/11 - 8/15/15 ...........................      1,388     1,640
     13.50%, 5/15/10 - 2/15/15 ...........................      2,077     2,488
  II, 8.00%, 10/20/24 ....................................      3,773     3,666
     8.50%, 4/20/16 - 2/20/23 ............................     30,032    28,915
      10.00%, 9/20/16 - 5/20/25 ..........................      4,322     4,678
      11.00%, 2/20/14 - 9/20/20 ..........................      3,078     3,438
      11.50%, 12/20/13 - 7/20/20 .........................      2,015     2,276
      12.50%, 10/20/13 - 1/20/16 .........................        251       290
      13.00%, 10/20/13 - 9/20/15 .........................      1,042     1,218
  GPM, I, 8.75%, 6/15/17 - 6/15/22 .......................      1,544     1,627
      9.00%, 5/15/09 - 3/15/14 ...........................        775       819
      9.25%, 5/15/16 - 8/15/21 ...........................      8,217     8,684
      9.50%, 6/15 - 11/15/09 .............................      2,990     3,212
      9.75%, 4/15/16 - 9/15/21 ...........................     10,197    10,956
      10.75%, 2/15/16 - 6/15/19 ..........................      2,359     2,628
      11.00%, 8/15 - 9/15/10 .............................        451       496
      12.00%, 10/15/10 - 2/15/13 .........................        613       696
      12.25%, 9/15/13 - 3/15/15 ..........................        426       484
      12.50%, 4/15/10 - 10/15/12 .........................        766       873
      12.75%, 10/15/13 - 5/15/15 .........................        467       536
  II, 9.75%, 12/20/20 - 7/20/21 ..........................        552       589
      10.25%, 3/20 - 9/20/16 .............................         46        50
      11.00%, 9/20/13 - 1/20/14 ..........................        154       169
      12.25%, 1/20/14 - 12/20/15 .........................        430       485
      12.75%, 10/20/13 - 7/20/15 .........................        368       421

                                                               Amount    Value
                                                              --------  -------

Project Loan, I, 9.25%, 2/15/97 - 10/15/23 ...............  $  12,718  $ 13,339
      10.00%, 2/15/30 ....................................     10,890    11,814
      10.75%, 3/15/26 ....................................      6,151     6,797
  REMIC, 6.50%, 10/16/24 .................................     33,000    30,390
      8.00%, Interest Only, 6/16/23**.....................     16,193     2,915
  TBA, I, 6.50%, 1/1/25 ..................................     30,000    29,471
Government National Mortgage Assn.,
     TBA, I, 7.00%, 1/1/25 ...............................     20,000    20,056
      7.50%, 1/1/25 ......................................     23,000    23,493
      8.00%, 1/1/25 ......................................     22,000    22,781
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT GUARANTEED OBLIGATIONS (COST $825,957)            856,986

U.S. Government Obligations -- 12.4%

U.S. Treasury Bonds, 6.875%, 8/15/25 .....................      5,700   105,270

U.S. Treasury Notes, 6.50%, 9/30/96 ......................      3,370     3,398
                                                                        -------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $105,967)                       108,668

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 110.3% OF NET ASSETS
(COST $931,924)                                                         965,654
--------------------------------------------------------------------------------

PAYABLE FOR INVESTMENTS PURCHASED ........................             (109,869)
OTHER ASSETS LESS LIABILITIES ............................               19,585
                                                                      ----------
NET ASSETS CONSIST OF:                                      Value
                                                          ---------
Accumulated net investment income -
net of distributions ..................................... $(4,763)
Accumulated net realized gain/loss -
net of distributions...................................... (29,194)
Net unrealized gain (loss)................................  33,730
Paid-in-capital applicable to 90,708,700
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized .............................. 875,597
                                                          ---------
NET ASSETS. . . . . . . . . . . . .                                    $875,370
                                                                       ========
NET ASSET VALUE PER SHARE. . . . . . . . .                                $9.65
                                                                          =====

   ** For Interest Only securities, amount represents notional principal, on which the fund receives interest.
  GPM Graduated Payment Mortgage
REMIC Real Estate Mortgage Investment Conduit
  TBA To be  announced  security  was  purchased  on a forward commitment basis.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                             Statement of Operations
    T. Rowe Price GNMA Fund / Six Months Ended November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Interest income ..........................................              $32,542
                                                                       --------
Expenses
  Investment management ..................................                2,017
  Shareholder servicing ..................................                  757
  Custody and accounting .................................                  260
  Prospectus and shareholder reports .....................                   31
  Legal and audit ........................................                   17
  Registration ...........................................                    8
  Trustees ...............................................                    6
  Miscellaneous ..........................................                    9
                                                                       --------
  Total expenses .........................................                3,105
  Expenses paid indirectly ...............................                  (13)
                                                                       --------
  Net expenses ...........................................                3,092
                                                                       --------
Net investment income ....................................               29,450
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities ...................                4,310
Change in net unrealized gain or loss on securities ......                8,493
                                                                       --------
Net realized and unrealized gain (loss) ..................               12,803
                                                                       --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........              $42,253
                                                                       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                      T. Rowe Price GNMA Fund (Unaudited)
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
                                               Six Months Ended     Year Ended
                                               November 30, 1995   May 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income ...............             $29,450         $ 58,421
  Net realized gain (loss) ............               4,310           (6,992)
  Change in net unrealized
    gain or loss.......................               8,493           37,254
                                                   ---------        ---------
  Increase (decrease) in net assets
     from operations ..................              42,253           88,683
                                                   ---------        ---------
Distributions to shareholders
  Net investment income................             (29,439)         (56,700)
  Tax return of capital ...............                --             (1,712)
                                                   ---------        ---------
  Decrease in net assets
     from distributions ...............             (29,439)         (58,412)
                                                   ---------        ---------
Capital share transactions*
  Shares sold .........................              94,930          125,225
  Distributions reinvested ............              20,018           45,242
  Shares redeemed .....................             (62,859)        (192,575)
                                                   ---------        ---------
  Increase (decrease) in net assets
    from capital share transactions ...              52,089          (22,108)
                                                   ---------        ---------
Increase (decrease) in net assets .....              64,903            8,163

NET ASSETS

Beginning of period ...................             810,467          802,304
                                                   ---------        ---------
End of period .........................            $875,370         $810,467
                                                   =========        =========

*Share information
  Shares sold .........................               9,950           13,818
  Distributions reinvested ............               2,099            4,981
  Shares redeemed .....................              (6,602)         (21,307)
                                                   ---------        ---------
  Increase (decrease) in shares
     outstanding ......................               5,447           (2,508)
                                                   =========        =========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
             T. Rowe Price GNMA Fund / November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     B) Premiums and Discounts - Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

     C) Other - Income and expenses are recorded on the accrual basis. Expenses paid indirectly are custody fees paid by float credits earned on daily residual cash balances at the custodian. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     A) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At November 30, 1995, the market value of securities on loan was $103,070,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     B) Other - Purchases and sales of U.S. government securities aggregated $513,968,000 and $488,453,000, respectively, for the six months ended November 30, 1995.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $31,439,000, of which $12,897,000 expires in 1996, $1,432,000 in 1997, and $17,110,000 thereafter through 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $931,924,000 and net unrealized gain aggregated $33,730,000, of which $35,987,000 related to appreciated investments and $2,257,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $345,000 was payable at November 30, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.15% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At November 30, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

        In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $723,000 for the six months ended November 30, 1995, of which $142,000 was payable at period-end.

--------------------------------------------------------------------------------
                              Financial Highlights
                      T. Rowe Price GNMA Fund (Unaudited)
--------------------------------------------------------------------------------
                                                                For a share outstanding throughout each period
                                             --------------------------------------------------------------------------------------
                                                                        Three
                                              Six Months     Year       Months
                                                Ended       Ended        Ended                          Year Ended
                                                                                   ------------------------------------------------
                                               Nov. 30,     May 31,     May 31,     Feb. 28,     Feb. 28,     Feb. 29,     Feb. 28,
                                                 1995        1995        1994^        1994         1993         1992         1991
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ...............................      $9.51       $9.14       $9.60        $9.92        $9.79        $9.47        $9.16
                                                ------      ------      ------       ------       ------       ------       ------
Investment activities
  Net investment income ...................       0.34        0.68        0.17         0.68        0.75          0.80         0.83
  Net realized and unrealized gain (loss)..       0.14        0.37       (0.46)       (0.32)       0.13          0.32         0.31
                                                ------      ------      ------       ------       ------       ------       ------
  Total from investment activities ........       0.48        1.05       (0.29)        0.36        0.88          1.12         1.14
                                                ------      ------      ------       ------       ------       ------       ------
Distributions
  Net investment income ...................      (0.34)      (0.66)      (0.17)       (0.68)      (0.75)        (0.80)       (0.83)
  Net realized gain .......................        --        (0.02)        --           --          --            --           --
                                                ------      ------      ------       ------       ------       ------       ------
  Total distributions .....................      (0.34)      (0.68)      (0.17)       (0.68)      (0.75)        (0.80)       (0.83)
                                                ------      ------      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ............      $9.65       $9.51       $9.14        $9.60       $9.92         $9.79        $9.47
                                                ======      ======      ======       ======       ======       ======       ======
                                             --------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return ..............................      5.14%      12.11%      (3.03)%      3.71%        9.36%       12.28%       13.02%
Ratio of expenses to average net assets ...      0.75%*^     0.76%        0.76%*     0.77%        0.79%        0.86%        0.85%
Ratio of net investment income
  to average net assets ...................      7.12%*      7.50%        7.24%*     6.93%        7.65%        8.25%        8.94%
Portfolio turnover rate ...................     104.5%*     121.3%       151.8%*     92.5%        94.2%        66.0%        91.8%
Net assets, end of period (in thousands) ..   $875,370    $810,467     $802,304   $883,391     $913,722     $715,249     $468,969
                                             --------------------------------------------------------------------------------------

 *Annualized.
 ^The fund's fiscal year-end was changed to May 31.
**Beginning in fiscal 1995,includes expenses paid indirectly.

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